                            U S WEST CAPITAL FUNDING, INC.

                                   DEBT SECURITIES
       UNCONDITIONALLY GUARANTEED AS TO PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
                                   AND INTEREST, BY
                                    U S WEST, INC.

                                UNDERWRITING AGREEMENT


                                                                January 16, 1997

To the Underwriters Named in Schedule II hereto
    c/o the Representatives Named in Schedule I hereto of the Underwriters Named in Schedule II hereto

Dear Sirs:

    1. INTRODUCTORY. U S WEST Capital Funding, Inc., a Colorado corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities registered under the registration statements referred to in
Section 2(a) (the "Debt Securities"). The Debt Securities will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by U S WEST, Inc., a Delaware corporation (the "Guarantor"), and will be issued under an Indenture dated as of April 15, 1988, as amended by a First Supplemental Indenture dated as of November 1, 1995 and as further amended by the Trust Indenture Reform Act of 1990 (as amended, the "Indenture"), among the Company, the Guarantor and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee (the "Trustee"), in one or more series which series may vary as to interest rates, maturities, redemption provisions and selling prices and any other variable terms permitted by the Indenture, with all such terms for any particular series being determined at the time of sale. The Company proposes to sell to the Underwriters (as hereinafter defined) one or more series of Debt Securities, each of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto (the "Securities"). Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule I hereto, the principal amount of the Securities set forth opposite its name in Schedule II hereto (plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 12 hereof).

    If there shall be two or more persons, firms or corporations named as underwriters in Schedule II hereto, the term "Underwriters" as used herein shall be deemed to mean the several persons, firms or corporations so named (including the Representatives hereinafter mentioned, if so named, and any Underwriters substituted pursuant to Section 12), and the term "Representatives" as so used herein shall be deemed to mean the representative or representatives named in
Schedule I hereto. If there shall only be one person, firm or corporation named in Schedule II hereto, the term "Underwriters" and the term "Representatives" as used herein shall mean such person, firm or corporation.

    2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTOR. The Company and the Guarantor represent and warrant to, and agree with, the several Underwriters that as of the date hereof and as of the applicable Delivery Date (as defined below) (each referred to as a "Representation Date"):

         (a) The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") joint registration statements (Nos. 333-14865, 333-14865-01, 33-50049 and 33-50049-01)
    relating to the Debt Securities and the guarantees thereof of the Guarantor (the "Guarantees") and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and have filed such amendments thereto as may have been required to the date hereof. Such registration statements (as so amended) have been declared effective by the Commission. Such registration statements, as amended to the date hereof, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter collectively referred to as the "Registration Statement", and the prospectus constituting a part of such Registration Statement, as amended and as supplemented as contemplated by Section 4 to reflect the terms of the Securities and the terms of the offering thereof, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is hereinafter referred to as the "Prospectus". A "preliminary prospectus" shall be deemed to refer to any prospectus or prospectus supplement that omitted information to be included upon pricing in a form of prospectus or prospectus supplement filed with the Commission pursuant to Rule 424(b) under the 1933 Act, that was used after the Registration Statement became effective and prior to the date of this Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         (b) At the respective times the Registration Statement and any post-effective amendments thereto became effective and, if an annual report on Form 10-K has been filed by the Guarantor with the Commission subsequent to effectiveness of the Registration Statement or any such post-effective amendment, then at the time of the most recent such filing, the Registration Statement and any post-effective amendments thereto conformed in all material respects to the requirements of the 1933 Act, the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission (the "Rules and Regulations") and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on each Representation Date, the Registration Statement, any post-effective amendment thereto and the Prospectus conforms or will conform in all material respects to the requirements of the 1933 Act, the 1939 Act and the Rules and Regulations and (i) the Registration Statement, as amended as of any such time, does not or will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus, as supplemented as of any such time, does not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any such documents based upon written information furnished to the Company or the Guarantor by any Underwriter, or on behalf of any Underwriter by the Representatives, specifically for use therein or based upon the Statement of Eligibility of the Trustee under the Indenture or to statements in or omissions from such Statement of Eligibility.

         Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of an amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was, at the time of such delivery, identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1934 Act and the Rules and Regulations, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at each Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (d) The financial statements of the Guarantor included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Guarantor and its consolidated subsidiaries at the dates indicated and the statement of operations, shareowners' equity and cash flows of the Guarantor and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the financial condition or results of operations of the Company or of the Guarantor and its subsidiaries, taken as a whole, (a "Material Adverse Effect"),
    (B) there have been no transactions entered into by the Company or by the Guarantor or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company or the Guarantor and its subsidiaries, taken as a whole, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Guarantor on any class of its capital stock, except for regular quarterly dividends on U S WEST Communications Group Common Stock, par value $.01 per share, in amounts that are consistent with past practice and regular dividends on the Guarantor's preferred stock.

         (f) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

         (g) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and (assuming the due authorization, execution and delivery by the Trustee) constitutes the legal, valid and binding agreement of the Company and the Guarantor enforceable against each of them in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the 1939 Act.

         (h) The Securities have been duly authorized and, at the Delivery Date, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

         (i) The Guarantees have been duly authorized and, at the Delivery Date, will have been duly executed by the Guarantor and, when issued and delivered in the manner provided for in the Indenture, will constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

         (j) The Securities, the Guarantees and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

         (k) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein (including, without limitation, the issuance and sale of the Securities and the Guarantees) and compliance by the Company and the Guarantor with their respective obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any subsidiary of the Guarantor pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, the Guarantor or any subsidiary of the Guarantor is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Guarantor or any subsidiary of the Guarantor is subject (collectively, "Agreements and Instruments") (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company, the Guarantor or any subsidiary of the Guarantor or, to the best knowledge of the Company and the Guarantor, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Guarantor or any subsidiary the Guarantor or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness of the Company, the Guarantor or any subsidiary of the Guarantor (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Guarantor or any subsidiary of the Guarantor.

         (l) Except as disclosed in the Registration Statement, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company, the Guarantor or any subsidiary of the Guarantor is a party or to which the assets, properties or operations of the Company, the Guarantor or any subsidiary of the Guarantor is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations of the Company, the Guarantor or any subsidiary of the Guarantor or the consummation of the transactions contemplated by this Agreement or the Indenture or the performance by the Company or the Guarantor of their respective obligations thereunder.

         (m) The Guarantor and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Guarantor and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Guarantor nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

    3. PURCHASE AND OFFERING. Delivery of and payment for the Securities shall be made at such address, date and time as may be specified in Schedule I hereto. Such date and time are sometimes referred to herein as the "Delivery Date". On the Delivery Date, the Company shall deliver the Securities to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Securities shall be in registered form and in such authorized denominations and registered in such names as the Representatives shall request in writing not less than one full business day prior to the Delivery Date. For the purpose of expediting the checking and packaging of the Securities, the Company shall make the Securities available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

    Schedule I may set forth additional conditions concerning the purchase or offering of the Securities, if any.

    4. COVENANTS OF THE COMPANY AND THE GUARANTOR. The Company and the Guarantor covenant and agree with the several Underwriters that they will furnish such firm which shall be acting as counsel for the Underwriters ("Underwriters' Counsel"), one signed copy of the Registration Statement, including all exhibits, relating to the Debt Securities and the Guarantees in the form in which it became effective and of all amendments thereto and will furnish to the Representatives copies of the Registration Statement, including all exhibits and amendments thereto, and that, in connection with each offering of Securities:

         (a) The Company and the Guarantor will promptly prepare a supplement to the Prospectus to reflect the terms of the Securities and the terms of the offering thereof and will advise the Representatives promptly of any other amendment or supplementation of the Registration Statement or the Prospectus and will not effect any amendment or supplementation without the consent of the Representatives, which consent shall not be unreasonably withheld; the Company and the Guarantor will also advise the Representatives of any request made by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information with respect thereto and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use their best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued. The Company will not file any document pursuant to the 1934 Act, which is deemed to be incorporated by reference in the Prospectus unless Underwriters' Counsel shall have been previously advised thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act or the Rules and Regulations, the Company and the Guarantor promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

         (c) The Guarantor and, to the extent separately required pursuant to Rule 158 under the 1933 Act, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158) covering a twelve-month period beginning not later than the first day of the fiscal quarter of the Guarantor and the Company next following the effective date of the Registration Statement (as defined in Rule 158) with respect to each sale of Securities.

         (d) The Company and the Guarantor will furnish to the Representatives copies of each preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested.


         (e) The Company and the Guarantor will use their best efforts to arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

         (f) During the period of five years after the effective date of the Registration Statement, the Guarantor will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year, and the Guarantor will furnish to the Representatives and to Underwriters' Counsel, (i) as soon as available, a copy of each report of the Guarantor filed with the Commission under the 1934 Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Guarantor or the Company as the Representatives may reasonably request.

         (g) The Company and the Guarantor will pay all expenses incident to the performance of their obligations under this Agreement, including (i) expenses and fees incurred in connection with the preparation and filing of the Registration Statement (including the financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the fees and disbursements of the Company's and the Guarantor's counsel, accountants and other advisors and agents, as well as the fees and disbursements of the Trustee and its counsel, (iii) any expenses (including fees and disbursements of counsel) incurred in connection with qualifications of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and the printing of memoranda relating thereto, (iv) any fees charged by investment rating agencies for the rating of the Securities, (v) all expenses incurred in printing and delivering to the Underwriters copies of the Registration Statement and any amendments thereto, and of each preliminary prospectus, the Prospectus and any amendments or supplements thereto, and (vi) the fees and expenses, if any, incurred in connection with the listing of the Securities on the New York Stock Exchange or any other national securities exchange.

         (h) During a period of 30 days from the date of this Agreement, neither the Company nor the Guarantor will, without the prior consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any of its senior debt securities having a maturity of more than one year.

    5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein, to the accuracy of the statements of the officers of the Company and the Guarantor made pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their obligations hereunder and to the following additional conditions precedent:

         (a) On the date of this Agreement and on the Delivery Date, the Representatives shall have received executed copies of letters of Coopers & Lybrand L.L.P., Arthur Andersen LLP and Deloitte & Touche LLP, addressed to the Company, the Guarantor and the Representatives, substantially in the forms previously approved by the Representatives.

         (b) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Guarantor or any Underwriter, shall be contemplated by the Commission.

         (c) The Representatives shall have received an opinion or opinions, dated the Delivery Date, of Weil, Gotshal & Manges LLP, counsel for the Company and the Guarantor, to the effect that:

         (i) The Company is a corporation in good standing, duly incorporated and validly existing under the laws of the State of Colorado and is authorized by its Articles of Incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

         (ii) The Guarantor is a corporation in good standing, duly incorporated and validly existing under the laws of the state of its incorporation and is authorized by its Articles or Certificate of Incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

         (iii) The execution, delivery and performance of the Indenture by the Company and the Guarantor have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor; the Indenture has been duly and validly executed and delivered by the Company and the Guarantor and (assuming the due authorization, execution and delivery by the Trustee), constitutes the legal, valid and binding agreement of the Company and the Guarantor enforceable against each of them in accordance with its terms; and the Indenture has been duly qualified under the 1939 Act.

         (iv) The Securities, when duly executed and authenticated pursuant to the Indenture and delivered to the Underwriters against payment therefor in accordance with the provisions hereof, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

         (v) The Guarantees, when duly executed pursuant to the Indenture and delivered to the Underwriters in accordance with the provisions hereof, will constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms.

         (vi) The execution, delivery and performance of this Agreement by the Company and the Guarantor have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor; and this Agreement has been duly and validly executed and delivered by each of the Company and the Guarantor.

         (vii) No consent, approval, authorization or other action by, or filing or registration with, any federal governmental authority is required in connection with the execution and delivery by the Company or the Guarantor of the Indenture or the issuance and sale of the Securities and the Guarantees to the Underwriters pursuant to the terms of this Agreement, except such as have been obtained or made under the 1933 Act and the rules and regulations thereunder and such as may be required under the 1934 Act and the rules and regulations thereunder.

         (viii) The Registration Statement was declared effective under the 1933 Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceeding for that purpose has been initiated or threatened by the Commission.

         (ix) The statements in the Prospectus under the headings "Description of Debt Securities and Guarantees" and "Description of Notes and Debentures", insofar as such statements constitute a summary of certain provisions of the documents referred to therein, are accurate in all material respects.

         In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Guarantor and of public officials. Such counsel may also rely as to matters of Colorado law upon the opinion referred to in Section 5(e) without independent verification.

         In addition, such counsel shall state that it has participated in conferences with representatives of the Company, the Guarantor and with the Representatives and their counsel, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed; such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and the limitations inherent in the examination made by such counsel and the nature and extent of such counsel's participation in such conferences are such that such counsel is unable to assume, and does not assume, any responsibility for the accuracy, completeness or fairness of such statements; however, based upon such counsel's participation in the aforesaid conferences, nothing has come to its attention which lead it to believe that the Registration Statement, at the time it became effective or at the date of this Agreement, and the Prospectus and any further amendments and supplements thereto made by the Company and the Guarantor prior to such Delivery Date (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no belief) did not comply as to form in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the rules and regulations thereunder or that the Registration Statement (except as to the financial statements and the notes thereto, and the other financial and statistical data included therein, as to which such counsel need express no belief), and each amendment thereto, as of its effective date (or, if an annual report on Form 10-K has been filed by the Guarantor with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) or at the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its issue date or at the Delivery Date, the Prospectus (except as to the financial statements and the notes thereto, and the other financial and statistical data included therein, as to which such counsel need express no belief), and each amendment or supplement thereto contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such opinion may state that it does not address the impact on the opinions contained therein of any litigation or ruling relating to the divestiture by American Telephone and Telegraph Company of ownership of its operating telephone companies (the "Divestiture").

         (d) The Representatives shall have received from Underwriters' Counsel an opinion, dated the Delivery Date, to the effect specified in clauses
    (i), (ii), (iii), (iv), (v), (vi), (viii) and (ix) and the penultimate paragraph of subsection (c) above, subject to the final paragraph of subsection (c) above, and with respect to such other matters as the Representatives may reasonable request. In rendering such opinion, such counsel may rely as to matters of Colorado law upon the opinion referred to in Section 5(e) without independent verification.

         (e) The Representatives shall have received an opinion or opinions, dated the Delivery Date, of the General Counsel of the Company or the Corporate Counsel of the Guarantor, to the effect that:

         (i) The Company is a corporation in good standing, duly incorporated and validly existing under the laws of the State of Colorado and is authorized by its Articles of Incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

         (ii) The Guarantor is a corporation in good standing, duly incorporated and validly existing under the laws of the state of its incorporation and is authorized by its Articles or Certificate of Incorporation to transact the business in which it is engaged, as set forth in the Prospectus.

         (iii) The execution, delivery and performance of the Indenture by the Company and the Guarantor have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor; the Indenture has been duly and validly executed and delivered by the Company and the Guarantor and (assuming the due authorization, execution and delivery by the Trustee), constitutes the legal, valid and binding agreement of the Company and the Guarantor enforceable against each of them in accordance with its terms; and the Indenture has been duly qualified under the 1939 Act.

         (iv) The Securities, when duly executed and authenticated pursuant to the Indenture and delivered to the Underwriters against payment therefor in accordance with the provisions hereof, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

         (v) The Guarantees, when duly executed pursuant to the Indenture and delivered to the Underwriters in accordance with the provisions hereof, will constitute legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms.

         (vi) The execution, delivery and performance of this Agreement by the Company and the Guarantor have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor; and this Agreement has been duly and validly executed and delivered by each of the Company and the Guarantor.

         (vii) All state regulatory consents, approvals, authorizations or other orders (except as to the state securities or Blue Sky laws, as to which such counsel need express no opinion) legally required for the execution of the Indenture and the issuance and sale of the Securities and the Guarantees to the Underwriters pursuant to the terms of this Agreement have been obtained; provided that such counsel may rely on opinions of local counsel satisfactory to said counsel.

         (viii) The enforceability and the legal, valid and binding nature of the respective agreements and obligations of the Company and the Guarantor set forth in the Indenture, the Securities and the Guarantees (the "Agreements") are not affected by, and the performance of the obligations set forth in such Agreements, the issuance and sale of the Securities and the Guarantees and the consummation of the transactions contemplated in such Agreements are not prevented or restricted by, any action, suit, proceeding, order or ruling relating to or issued or arising as a result of, the Divestiture.

         (ix) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company, the Guarantor or any subsidiary of the Guarantor is a party or to which the assets, properties or operations of the Company, the Guarantor or any subsidiary of the Guarantor is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated by the Underwriting Agreement or the Indenture or the performance by the Company or the Guarantor of their respective obligations thereunder.

    In rendering such opinion, such counsel may rely as to matters of New York law upon the opinion referred to in Section 5(c) without independent verification.

         (f) The Representatives shall have received a certificate, dated the Delivery Date, of the President or any Vice President of the Company in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Company in this Agreement are true and correct as if made at and as of the Delivery Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date, that no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending or are contemplated by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial condition or results of operations of the Company, except as set forth in or contemplated by the Prospectus.

         (g) The Representatives shall have received a certificate, dated the Delivery Date, of the President or any Vice President of the Guarantor in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Guarantor in this Agreement are true and correct as if made at and as of the Delivery Date, that the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date, that no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the financial condition or results of operations of the Guarantor and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus.

         (h) If the Prospectus contains a discussion of United States federal income tax considerations with respect to the Securities, the Company shall have furnished to the Representatives a letter of its United States tax counsel, dated the Delivery Date, to the effect that (i) the Underwriters may rely on the opinion of such counsel, filed as an exhibit to the Registration Statement to the same extent as though it were dated the date of such letter authorizing reliance, and (ii) such counsel has reviewed the statements in the Prospectus under the caption "Certain United States Federal Income Tax Considerations" and, insofar as they are, or refer to, statements of United States law or legal conclusions, such statements are accurate in all material respects

The Company and the Guarantor will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.


    In case any of the conditions specified above in this Section 5 shall not have been fulfilled, this Agreement may be terminated by the Representatives by delivering written notice of termination to the Company and the Guarantor. Any such termination shall be without liability of any party to any other party except to the extent provided in Sections 4(g), 7 and 8 hereof.

    6. CONDITION OF THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR. The obligations of the Company and the Guarantor to sell and deliver the Securities and the Guarantees are subject to the following conditions precedent:

         (a) No stop order suspending the effectiveness of the Registration Statement or the Indenture shall have been issued and no proceedings for those purposes shall have been instituted or, to the knowledge of the Company, the Guarantor or any Underwriter, shall be contemplated by the Commission.

         (b) Concurrently with or prior to the delivery of the Securities and the Guarantees to each Underwriter, the Company shall receive the full purchase price specified in Schedule I hereto to be paid for the Securities.

         (c) The written information furnished to the Company and the Guarantor by any Underwriter, or on behalf of any Underwriter by the Representatives, specifically for use in the Prospectus as contemplated by Section 2 and
    Section 7(b) shall be true and accurate in all material respects.

    In case any of the conditions specified above in this Section 6 shall not have been fulfilled, this Agreement may be terminated by the Company or the Guarantor by delivering written notice of termination to the Representatives. Any such termination shall be without liability of any party to any other party except to the extent provided in Sections 4(g), 7 and 8 hereof.

    7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and the Guarantor jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, as incurred, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter, as incurred, for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action or amounts paid in settlement of any litigation or investigation or proceeding related thereto if such settlement is effected with the written consent of the Company and the Guarantor; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter, or on behalf of any Underwriter by the Representatives, specifically for use therein or in reliance upon and in conformity with the Statement of Eligibility of the Trustee under the Indenture; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that a copy of the Prospectus (excluding material incorporated therein by reference) was not delivered to such person, if such delivery was required by the 1933 Act, and such Prospectus corrected any such untrue statement or omission or alleged untrue statement or omission.

    (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, as incurred, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter, or on behalf of such Underwriter by the Representatives, specifically for use therein, and will reimburse the Company and the Guarantor, as incurred, for any legal or other expenses reasonably incurred by the Company and the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action.

    (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

    (d)If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (with the meaning of Section 11
(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

    (e)The obligations of the Company and the Guarantor under this Section 7 shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act or the 1934 Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company and the Guarantor, to each officer of the Company or the Guarantor who has signed the Registration Statement and to each person, if any, who controls the Company or the Guarantor within the meaning of the 1933 Act or the 1934 Act.

    8. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or the Guarantor or of any of their officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If the purchase of the Securities by the Underwriters is not consummated for any reason other than a default by one or more of the Underwriters, the Company and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 4(g), the respective obligations of the Company, the Guarantor and the Underwriters pursuant to Section 7 shall remain in effect, and the Company and the Guarantor will reimburse the Representatives for the reasonable out-of-pocket expenses of the Underwriters, not exceeding $75,000, and for the fees and disbursements of Underwriters' Counsel, the Underwriters agreeing to pay such expenses, fees and disbursements in any other event. In no event will the Company or the Guarantor be liable to any of the Underwriters for damages on account of loss of anticipated profits.

    9. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters will be mailed, delivered or telecopied and confirmed to the Representatives at their addresses specified in Schedule I hereto for the purpose of communications hereunder or, if sent to the Company or the Guarantor, will be mailed, delivered or telecopied and confirmed to each of them at 7800 East Orchard Road, Englewood, Colorado 80111, Attention: Treasurer.

    10. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

    11. CONCERNING LAW. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York.

    12. DEFAULT BY UNDERWRITERS. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Securities set forth in Schedule II hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any amount of Securities if the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds one-tenth of the total principal amount of Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase additional Securities in an amount of more than one-ninth of the principal amount of Securities set forth in Schedule II hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except that the Company and the Guarantor will continue to be liable for the payment of expenses as set forth in Sections 4(g) and 8 hereof.

    Nothing contained in this Section 12 shall relieve a defaulting Underwriter of any liability it may have to the Company or the Guarantor for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or Underwriters' Counsel may be necessary in the Registration Statement, any prospectus or in any other document or arrangement.

    13. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Guarantor prior to delivery of and payment for the

Securities, if prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement, any change in the financial condition of the Company or of the Guarantor and its subsidiaries, taken as a whole, or in the earnings, affairs or business prospects of the Company or of the Guarantor and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impracticable to market the Securities or enforce contracts for the sale thereof, (ii) trading in the Company's or the Guarantor's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by federal or New York State authorities, (iv) there shall have occurred any material adverse change in the financial markets of the United States or any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or enforce contracts for the sale thereof, or (v) any rating of any debt securities of the Company or of the Guarantor shall have been lowered by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or either Moody's or S&P shall have publicly announced that it has any such debt securities under consideration for possible downgrade.

    14. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Company, the Guarantor and the Underwriters in accordance with its terms.

                                       Very truly yours,

                                       U S WEST CAPITAL FUNDING, INC.


                                       BY
                                         -------------------------------
                                         Name:
                                         Title:

                                       U S WEST, INC.


                                       BY
                                         -------------------------------
                                         Name:
                                         Title:


The foregoing Underwriting Agreement is
 hereby confirmed and accepted as of the
 date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED
LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC
J.P. MORGAN SECURITIES INC.


BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED



BY
  ----------------------------------
       Authorized Signatory

                                      SCHEDULE I


Underwriting Agreement dated January 16, 1997

Registration Statement Nos. 333-14865, 333-14865-01, 33-50049 and 33-50049-01

Representatives and Addresses:

Merrill Lynch, Pierce, Fenner & Smith
         Incorporated:                 World Financial Center
                                       North Tower - 29th Floor
                                       250 Vesey Street
                                       New York, New York 10281
                                       Attention:  Steven C. Jones

Lehman Brothers Inc.:                  3 World Financial Center
                                       New York, New York  10285

Goldman, Sachs & Co.:                  85 Broad Street
                                       New York, New York  10004

Morgan Stanley & Co.
      Incorporated:                    1585 Broadway
                                       Attention: 30th Floor
                                       New York, New York  10036

Salomon Brothers Inc:                  Seven World Trade Center
                                       New York, New York  10048

J.P. Morgan Securities Inc.:           60 Wall Street
                                       13th Floor
                                       New York, New York  10260
                                       Attention: Lisa Guarracino

Securities:

2002 Notes

    Designation:                       6.85% Notes due January 15, 2002

    Principal Amount:                  $600,000,000

    Indenture dated as of April 15, 1988, as amended, among U S WEST Capital Funding, Inc., U S WEST, Inc. and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee.

    Date of Maturity:                  January 15, 2002

    Interest Rate:                     6.85% per annum, payable semiannually in
                                       arrears on January 15 and July 15 of
                                       each year, commencing July 15, 1997.

    Price to Public:                   99.961% of the principal amount thereof
                                       ($599,766,000), plus accrued interest,
                                       if any, from January 22, 1997.

    Purchase Price:                    99.361% of the principal amount thereof
                                       ($596,166,000).

    Redemption Provisions:             Not redeemable at the option of U S WEST
                                       Capital Funding, Inc.

    Holders' Optional
      Repayment Provisions:            Not repayable at the option of the
                                       holders.

    Form and Authorized
      Denominations:                   Registered--$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            None

2007 Notes

    Designation:                       7.30% Notes due January 15, 2007

    Principal Amount:                  $1,100,000,000

    Indenture dated as of April 15, 1988, as amended, among U S WEST Capital Funding, Inc., U S WEST, Inc. and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee.

    Date of Maturity:                  January 15, 2007

    Interest Rate:                     7.30% per annum, payable January 15 and
                                       July 15 of each year, commencing July
                                       15, 1997.

    Price to Public:                   99.849% of the principal amount thereof
                                       ($1,098,339,000), plus accrued interest, if any, from January 22, 1997.

    Purchase Price:                    99.199% of the principal amount thereof
                                       ($1,091,189,000).

    Redemption Provisions:             Not redeemable at the option of U S WEST
                                       Capital Funding, Inc.

    Holders' Optional
      Repayment Provisions:            Not repayable at the option of the
                                       holders.

    Form and Authorized
      Denominations:                   Registered--$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            None

2027 Debentures

    Designation:                       7.90% Debentures due February 1, 2027

    Principal Amount:                  $1,100,000,000

    Indenture dated as of April 15, 1988, as amended, among U S WEST Capital Funding, Inc., U S WEST, Inc. and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee.

    Date of Maturity:                  February 1, 2027

    Interest Rate:                     7.90% per annum, payable February 1 and
                                       August 1 of each year, commencing August
                                       1, 1997.

    Price to Public:                   100% of the principal amount thereof
                                       ($1,100,000,000), plus accrued interest, if any, from January 22, 1997.

    Purchase Price:                    99.125% of the principal amount thereof
                                       ($1,090,375,000).

    Redemption Provisions:             Not redeemable at the option of U S WEST
                                       Capital Funding, Inc.

    Holders' Optional
      Repayment Provisions:            Not repayable at the option of the
                                       holders.

    Form and Authorized
      Denominations:                   Registered--$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            None

2032 Debentures

    Designation:                       8.15% Debentures due February 1, 2032

    Principal Amount:                  $200,000,000

    Indenture dated as of April 15, 1988, as amended, among U S WEST Capital Funding, Inc., U S WEST, Inc. and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee.

    Date of Maturity:                  February 1, 2032

    Interest Rate:                     8.15% per annum, payable February 1 and
                                       August 1 of each year, commencing August
                                       1, 1997.

    Price to Public:                   100% of the principal amount thereof
                                       ($200,000,000), plus accrued interest,
                                       if any, from January 22, 1997.

    Purchase Price:                    99.125% of the principal amount thereof
                                       ($198,250,000).

    Redemption Provisions:             The 2032 Debentures are not redeemable
                                       prior to February 1, 2007.  On or after
                                       February 1, 2007 and prior to maturity,
                                       Capital Funding, at its option, may
                                       redeem all or, from time to time, any
                                       part of the 2032 Debentures on at least
                                       30 days but not more than 90 days
                                       notice, as provided in the Indenture, at the following redemption prices
                                       (expressed
                                       in percentages of the principal amount)
                                       during the 12-month periods beginning
                                       February 1,

                                       2007 ........................  104.075%
                                       2008 ........................  103.668%
                                       2009 ........................  103.260%
                                       2010 ........................  102.853%
                                       2011 ........................  102.445%
                                       2012 ........................  102.038%
                                       2013 ........................  101.630%
                                       2014 ........................  101.223%
                                       2015 ........................  100.815%
                                       2016 ........................  100.408%

                                       and thereafter at 100%, together in each case with accrued interest to the date fixed for redemption.

    Holders' Optional
      Repayment Provisions:            Not repayable at the option of the
                                       holders.

    Form and Authorized
      Denominations:                   Registered--$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            None

2037 Debentures

    Designation:                       6.95% Debentures due January 15, 2037

    Principal Amount:                  $600,000,000

    Indenture dated as of April 15, 1988, as amended, among U S WEST Capital Funding, Inc., U S WEST, Inc. and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee.

    Date of Maturity:                  January 15, 2037

    Interest Rate:                     6.95% per annum, payable January 15 and
                                       July 15 of each year, commencing July
                                       15, 1997.

    Price to Public:                   99.8% of the principal amount thereof
                                       ($598,800,000), plus accrued interest,
                                       if any, from January 22, 1997.

    Purchase Price:                    99.175% of the principal amount thereof
                                       ($595,050,000).

    Redemption Provisions:             Not redeemable at the option of U S WEST
                                       Capital Funding, Inc.

    Holders' Optional
      Repayment Provisions:            The 2037 Debentures are repayable, at
                                       the option of the registered holders
                                       thereof, in whole or in part, on January
                                       15, 2004, at a price equal to 100% of
                                       their principal amount plus all accrued
                                       interest thereon to January 15, 2004, on the terms and conditions set forth in the

                                       Prospectus Supplement dated January 16,
                                       1997 (the "Prospectus Supplement").

    Form and Authorized
      Denominations:                   Registered--$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            None

2097 Debentures

    Designation:                       7.95% Debentures due February 1, 2097

    Principal Amount:                  $500,000,000

    Indenture dated as of April 15, 1988, as amended, among U S WEST Capital Funding, Inc., U S WEST, Inc. and First National Bank of Santa Fe (formerly Banquest/First National Bank of Santa Fe), as Trustee.

    Date of Maturity:                  February 1, 2097

    Interest Rate:                     7.95% per annum, payable February 1 and
                                       August 1 of each year, commencing August
                                       1, 1997.

    Price to Public:                   99% of the principal amount thereof
                                       ($495,000,000), plus accrued interest,
                                       if any, from January 22, 1997.

    Purchase Price:                    97.875% of the principal amount thereof
                                       ($489,375,000).

    Conditional Right to
    Advance Maturity and
    Tax Event Redemption:              Upon the occurrence of a Tax Event (as
                                       defined in the Prospectus Supplement,
                                       Capital Funding will have the right,
                                       upon the terms and subject to the
                                       conditions described in the Prospectus
                                       Supplement, to advance the maturity date of the 2097 Debentures to the minimum extent required in order to allow for the payments of interest in respect of the 2097 Debentures to be deductible
                                       (such action being referred to as a "Tax
                                       Event Maturity Advancement").
                                       Notwithstanding the foregoing, if a Tax
                                       Event occurs and in the opinion of
                                       nationally recognized independent tax
                                       counsel experienced in such matters,
                                       there would in all cases, after
                                       effecting a Tax Event Maturity
                                       Advancement, be more than an
                                       insubstantial risk that interest payable by Capital Funding on the 2097
                                       Debentures is not, or will not be,
                                       deductible, in whole or in part, by
                                       Capital Funding for federal income tax
                                       purposes, Capital Funding will have the
                                       right, within 90 days following the
                                       occurrence of such Tax Event, to redeem
                                       the 2097 Debentures in whole (but not in part) at a redemption price equal to the greater of (i) 100% of the principal amount of such 2097 Debentures or (ii) the sum, as determined by a Quotation
                                       Agent (as defined in the Prospectus
                                       Supplement), of the present values of
                                       the principal amount and the remaining
                                       scheduled payments of interest from the
                                       redemption date to February 1, 2097, in
                                       each case discounted to the redemption
                                       date on a semi-annual basis (assuming a
                                       360-day year consisting of 30-day
                                       months) at the Adjusted Treasury Rate
                                       (as defined
                                       in the Prospectus Supplement), plus, in
                                       each case, accrued interest thereon to
                                       the date of redemption.

    Holders' Optional
      Repayment Provisions:            Not repayable at the option of the
                                       holders.

    Form and Authorized
      Denominations:                   Registered--$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            None

Delivery Date, Time                    January 22, 1997 at 9:00 A.M., New York
 and Location:                         time, at the office of Brown & Wood LLP,
                                       New York, New York.

                                     SCHEDULE II



                                            PRINCIPAL      PRINCIPAL      PRINCIPAL     PRINCIPAL      PRINCIPAL      PRINCIPAL
                                            AMOUNT OF      AMOUNT OF      AMOUNT OF     AMOUNT OF      AMOUNT OF      AMOUNT OF
                                               2002           2007           2027          2032           2037           2097
UNDERWRITER                                    NOTES          NOTES       DEBENTURES    DEBENTURES     DEBENTURES     DEBENTURES
-----------                                ------------ -------------- --------------  ------------   ------------  ------------

Merrill Lynch, Pierce, Fenner & Smith
     Incorporated  . . . . . . . . . . . . $114,000,000   $209,000,000   $209,000,000   $38,000,000   $114,000,000   $95,000,000

Lehman Brothers Inc.  . . . . . . . . . . . 114,000,000    209,000,000    209,000,000    38,000,000    114,000,000    95,000,000

Goldman, Sachs & Co.  . . . . . . . . . . . 114,000,000    209,000,000    209,000,000    38,000,000    114,000,000    95,000,000

Morgan Stanley & Co. Incorporated . . . . . 114,000,000    209,000,000    209,000,000    38,000,000    114,000,000    95,000,000

Salomon Brothers Inc  . . . . . . . . . . . 114,000,000    209,000,000    209,000,000    38,000,000    114,000,000    95,000,000

J.P. Morgan Securities Inc. . . . . . . . .  30,000,000     55,000,000     55,000,000    10,000,000     30,000,000    25,000,000
                                           ------------ -------------- --------------  ------------   ------------  ------------
Total . . . . . . . . . . . . . . . . . . .$600,000,000 $1,100,000,000 $1,100,000,000  $200,000,000   $600,000,000  $500,000,000
                                           ------------ -------------- --------------  ------------   ------------  ------------
                                           ------------ -------------- --------------  ------------   ------------  ------------
